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                                                                     EXHIBIT 6

                FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT


    THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (the "Amendment"), dated as of June __, 2000, is made and entered into among INTERDENT, INC. (the "Company"), the Requisite Holders and Levine Leichtman Capital Partners II, L.P. ("Levine").

    WHEREAS, the Company has entered into a Registration Rights Agreement dated as of March 11, 1999 (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the Holders received registration rights with respect to certain securities of the Company owned by the Holders; and

    WHEREAS, Levine desires to become a party to the Registration Rights Agreement, as amended hereby.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

    1. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Registration Rights Agreement.

    2. Pursuant to Section 19 thereof, the Registration Rights Agreement is hereby amended as follows:

       (a) For all purposes of the Registration Rights Agreement, Levine shall be considered a Holder and entitled to all rights and subject to all obligations under the Registration Rights Agreement, as amended pursuant to this Amendment.

       (b) SCHEDULE I to the Registration Rights Agreement is hereby amended to add at the end thereof, the following text:

                    Levine Leichtman Capital Partners II, L.P.
                    c/o Levine Leichtman Capital Partners, Inc.
                    335 North Maple Drive, Suite 240
                    Beverly Hills, CA 90210
                    Attention:  Arthur E. Levine, President
                    Telephone:     (310) 275-5335
                    Telecopier:    (310) 275-1441

       (c) Section 2(b)(ii) is hereby amended and restated to read in its entirety as follows:

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        "(ii) the Company may delay the filing or effectiveness of any
Registration Statement for a period of up to 90 days (plus an additional 30 days if approved by a majority of the Board of Directors) after the date of a request for registration pursuant to Section 2(a) if at the time of such request or prior to the effectiveness of such Registration Statement the Company is engaged in a Material Transaction; PROVIDED, however, that the Company may not delay the filing or effectiveness of any Registration Statement pursuant to this Section 2(b)(ii) more than (x) two (2) times in any 360 consecutive day period, (y) 120 days in any 180 consecutive day period or (z) 180 days in any 360 consecutive day period; and"

    3. All other provisions of the Registration Rights Agreement shall remain in full force and effect.



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    IN WITNESS WHEREOF, the parties have executed and delivered this First
Amendment to Registration Rights Agreement as of the day and year first above written.

                                      INTERDENT, INC.


                                      By:__________________
                                         Michael T. Fiore
                                         Co-Chairman of the Board
                                         and Chief Executive Officer

                                      LEVINE LEICHTMAN CAPITAL PARTNERS,
                                      INC., a California corporation

                                      On behalf of LEVINE LEICHTMAN CAPITAL
                                      PARTNERS II, L.P., a California
                                      limited partnership

                                      By:__________________________
                                             Lauren B. Leichtman
                                             Chief Executive Officer


REQUISITE HOLDERS:

                                      CB CAPITAL INVESTORS, LLC.

                                      By:    Chase Capital Partners,
                                             its Investment Manager


                                      By:    ______________________________
                                      Name:  ______________________________
                                      Title: ______________________________


                                      SPROUT CAPITAL VII, L.P.

                                      By:    DLJ Capital Corp.,
                                             its Managing General Partner


                                      By:    ______________________________
                                             Robert Finzi
                                             Attorney in Fact

                                      [Continued Next Page]

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                                         SPROUT GROWTH II, L.P.

                                         By:    DLJ Capital Corp.,
                                                its Managing General Partner


                                         By:    ______________________________
                                                Robert Finzi
                                                Attorney in Fact


                                         THE SPROUT CEO FUND, L.P.

                                         By:    DLJ Capital Corp.,
                                                its General Partner


                                         By:    ______________________________
                                                Robert Finzi
                                                Attorney in Fact


                                         DLJ CAPITAL CORP.


                                         By:    ______________________________
                                                Robert Finzi
                                                Attorney in Fact


                                         DLJ FIRST ESC L.L.C.

                                         By:    DLJ LBO Plans Management
                                                Corporation, its Manager


                                         By:    ______________________________
                                                Robert Finzi
                                                Attorney in Fact


                                         SRM '93 Children's Trust


                                         By:    ______________________________
                                         Name:  ______________________________
                                         Title: ______________________________

                                         [Continued Next Page]

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                                         _____________________________________
                                         Michael T. Fiore

                                         _____________________________________
                                         Dr. Steven R. Matzkin

                                         _____________________________________
                                         L. Theodore Van Eerden

                                         _____________________________________
                                         Norman R. Huffaker

                                         _____________________________________
                                         Randy Henry

                                         _____________________________________
                                         Grant M. Sadler

                                         _____________________________________
                                         David P. Nichols

                                         _____________________________________
                                         Mitchell B. Olan

                                         _____________________________________
                                         Robert Finzi

                                         _____________________________________
                                         Eric Green

                                         _____________________________________
                                         Paul H. Keckley

                                         _____________________________________
                                         H. Wayne Posey

                                         _____________________________________
                                         Robert F. Raucci

                                         _____________________________________
                                         Curtis Lee Smith, Jr.